UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

STRATEGIC HOTELS & RESORTS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 19, 2011.

STRATEGIC HOTELS & RESORTS, INC.

200 W. MADISON STREET SUITE 1700 CHICAGO, IL 60606

Meeting Information
Meeting Type: Annual Meeting
For Stockholders as of: March 1, 2011
Date: May 19, 2011 Time: 10:00 AM Central Time
Location:	Fairmont Chicago, Millennium Park
200 North Columbus Drive
Chicago, IL 60601
Directions to the Fairmont Chicago, Millennium Park may be found at: http://www.fairmont.com/chicago/mapanddirections.htm

You are receiving this notice because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This notice presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 2010 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
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—— How To Vote —— Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 Eastern Time on May 18, 2011. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Proposal 1 -	ELECTION OF DIRECTORS
The Board of Directors recommends a vote “FOR” all nominees:

NOMINEES:

01)	Robert P. Bowen	06)	Richard D. Kincaid
02)	Kenneth Fisher	07)	Sir David M.C. Michels
03)	Raymond L. Gellein, Jr.	08)	William A. Prezant
04)	Laurence S. Geller	09)	Eugene F. Reilly
05)	James A. Jeffs

Proposal 2 -	APPROVAL OF SECOND AMENDED AND RESTATED 2004 INCENTIVE PLAN

The Board of Directors recommends a vote “FOR” approval of the Second Amended and Restated 2004 Incentive Plan which includes an increase in the number of securities reserved for issuance thereunder.

Proposal 3 -	APPROVAL ON AN ADVISORY BASIS OF OUR EXECUTIVE COMPENSATION

The Board of Directors recommends a vote “FOR” approval on an advisory basis of our executive compensation.

Proposal 4 -	RECOMMENDATION ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors recommends a vote for “1 YEAR” as the frequency of the advisory vote on executive compensation.

Proposal 5 -	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2011.

Proposal 6 -	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.